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                                                                       EXHIBIT B


                               POWER OF ATTORNEY

          KNOW ALL BY THESE PRESENTS, that each of the undersigned hereby constitutes and appoints James L. Leaner, P.C. of the law firm of Kirkland & Ellis, signing singly, the undersigned's true and lawful attorney-in-fact to:
(i) execute for and on behalf of the undersigned, in the undersigned's capacity as a deemed beneficial owner (as defined under Rule 13d-3 under the Securities Exchange Act of 1934) of greater than 10% of outstanding Common Stock of Southwestern Life Holdings, Inc., a Delaware corporation (the "Company"), Forms 3, 4, and 5 in accordance with Section 16(a) of the Securities Exchange Act of 1934 and the rules thereunder; (ii) execute for and on behalf of the undersigned, in the undersigned's capacity as a deemed beneficial owner of greater than 5% of outstanding Common Stock of the Company, a Schedules 13D and 13G and any amendments thereto in accordance with Regulation 13D-G of the Securities Exchange Act of 1934 and the rules thereunder, (iii) do and perform any and all acts for and on behalf of the undersigned which may be necessary or desirable to complete and execute any such Form 3, 4, or 5 or Schedule 13D or 13G, or any amendment thereto, and timely file such form with the United States Securities and Exchange Commission and any stock exchange or similar authority, including the Nasdaq National Market; and (iv) take any other action of any type whatsoever in connection with the foregoing which, in the opinion of such attorney-in-fact, may be of benefit to, in the best interest of, or legally required by, the undersigned, it being understood that the documents executed by such attorney-in-fact on behalf of the undersigned pursuant to this Power of Attorney shall be in such form and shall contain such terms and conditions as such attorney-in-fact may approve in such attorney-in-fact's discretion.

          The undersigned hereby grants to each such attorney-in-fact full power and authority to do and perform any and every act and thing whatsoever requisite, necessary, or proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as the undersigned might or could do if personally present, with full power of substitution or revocation, hereby ratifying and confirming all that such attorney-in-fact's substitute or substitutes, shall lawfully do or cause to be done by virtue of this power of attorney and the rights and powers herein granted. The undersigned acknowledges that the foregoing attorneys-in-fact, in serving in such capacity at the request of the undersigned, are not assuming, nor is the Company assuming, any of the undersigned's responsibilities to comply with Section 16 or Regulation 13D-G of the Securities Exchange Act of 1934.

          This Power of Attorney shall remain in full force and effect until the undersigned is no longer required to file Forms 3, 4, and 5 and Schedules 13D and G with respect to the undersigned's holdings of and transactions in securities issued by the Company, unless earlier revoked by the undersigned in a signed writing delivered to the foregoing attorneys-in-fact.

                              * * * * * * * * * *

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          IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 22/ND/ day of June, 2000.


                             BROWN'S DOCK, L.L.C.


                             By:  /s/ James C. Comis
                                 -----------------------------------
                             Print Name: James C. Comis III
                             Its:  Managing Director


                             INVERNESS/PHOENIX PARTNERS LP

                                  By:   Inverness/Phoenix Capital LLC,
                                  Its:  General Partner

                                  By:   Inverness Management Fund I LLC
                                  Its:  Managing Member

                                  By:   WMD LLC
                                  Its   General Partner

                                  By:  /s/ W. McComb Dunwoody
                                      -------------------------------
                                  Print Name:   W. McComb Dunwoody
                                  Its:  Managing Member

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                         EXECUTIVE CAPITAL PARTNERS I LP

                              By:   Inverness/Phoenix Capital LLC,
                              Its:  General Partner

                              By:   Inverness Management Fund I LLC
                              Its:  Managing Member

                              By:   WMD LLC
                              Its   General Partner

                              By:   /s/ W. McComb Dunwoody
                                    ---------------------------------------
                              Print Name:  W. McComb Dunwoody
                              Its:  Managing Member


                         INVERNESS/PHOENIX CAPITAL LLC

                              By:   Inverness Management Fund I LLC
                              Its:  Managing Member

                              By:   WMD LLC
                              Its   General Partner

                              By:   /s/ W. McComb Dunwoody
                                    ---------------------------------------
                              Print Name:  W. McComb Dunwoody
                              Its:  Managing Member


                         DCPM HOLDINGS, INC.

                         By: /s/ Paul Chute
                             ---------------------------------------
                         Print Name:  Paul Chute
                         Its: Vice-President


                         PHOENIX HOME LIFE MUTUAL
                         INSURANCE COMPANY

                         By: /s/ Christopher Wilkos
                             ---------------------------------------
                         Print Name:  Christopher Wilkos
                         Its: Vice-President

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                         PHOENIX INVESTMENT PARTNERS, LTD.

                         By:  /s/ Michael E. Haylon
                              ------------------------------------------
                         Print Name: Michael E. Haylon
                         Its:  Executive Vice-President


                         INVERNESS MANAGEMENT FUND I LLC

                              By:  WMD LLC, its General Partner

                              By:  /s/ W. McComb Dunwoody
                                   --------------------------------------
                              Print Name: W. McComb Dunwoody
                              Its: Managing Member

                         WMD LLC

                              By:  /s/ W. McComb Dunwoody
                                   -------------------------------------
                              Print Name: W. McComb Dunwoody
                              Its: Managing Member


                         J.C. COMIS LLC

                              By:  /s/ James C. Comis
                                   -------------------------------------
                              Print Name:  James C. Comis III
                              Its: Managing Member


                         /s/ W. McComb Dunwoody
                         -----------------------------------------------
                         W. McComb Dunwoody



                         /s/ James C. Comis
                         -----------------------------------------------
                         James C. Comis III